Exhibit 10.18

CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2001

SIXTEENTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Retirement Plan (“the Plan”).

2.	The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, and has since caused the Plan to be further amended.

3.

Subsequent to the most recent amendment of the Plan, it has become necessary to amend the definition of Normal Retirement Age, to clarify that self-inflicted injuries are excluded from the definition of Total and Permanent Disability only to the extent that they are intentional, to update Schedule G4 for negotiated benefits for union employees at Target Rock Corporation, and to reflect recent acquisitions.

4.

Subsequent to the most recent amendment of the Plan, it has become necessary to further amend the EMD component of the Plan (merged into the Plan as of January 1, 2007) to clarify that the accelerated vesting schedule does not apply to the EMD component of the Plan, unless required under Section 411 of the Code.

5.	Articles 12.01 and 12.02 of the Plan permit the Company to amend the Plan, by written instrument, at any time and from time to time.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects:

1.	Section 1.30(b) is amended to accelerate eligibility for a Normal Retirement Benefit from the fifth anniversary of participation to the third anniversary of participation as follows:

	“(b)	the fifth (5th) anniversary (the third (3rd) anniversary effective January 1, 2008) of the date as of which the Participant commenced employment.”

2.	Section 5.01(a) is amended in its entirety, effective January 1, 2008, to read as follows:

	“(a)	Normal Retirement Benefit determined under Section 6.01.

Upon termination of Service prior to Normal Retirement Date, the interest of a Participant in that portion of his Normal Retirement Benefit that is determined in accordance with Section 6.01 shall be vested in accordance with the following schedule, based on the number of Vesting Years of Service of the Participant on the date of his termination of employment:

IF VESTING YEARS OF SERVICE AS OF THE DATE OF TERMINATION EQUAL:	THE PARTICIPANT’S NONFORFEITABLE PERCENTAGE IS:

4 or less	0%
5 or more	100%

Effective January 1, 2008, upon termination of Service prior to Normal Retirement Date, the interest of a Participant in that portion of his Normal Retirement Benefit that is determined in accordance with Section 6.01 shall be vested in accordance with the following schedule, based on the number of Vesting Years of Service of the Participant on the date of his termination of employment:

IF VESTING YEARS OF SERVICE AS OF THE DATE OF TERMINATION EQUAL:	THE PARTICIPANT’S NONFORFEITABLE PERCENTAGE IS:

Less than 3	0%
3 or more	100%”

3.	Section 5.01(b) is amended in its entirety, effective January 1, 2008, to read as follows:

	“(b)	Normal Retirement Benefit derived from Cash Balance Account as determined under Article 4.

(i) Participant employed prior to June 1, 1997:

Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant who commenced employment with an Employer or an Affiliated Employer prior to June 1, 1997 in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:

IF VESTING YEARS OF SERVICE AS OF THE DATE OF TERMINATION EQUAL:	THE PARTICIPANT’S NONFORFEITABLE PERCENTAGE IS:

1	20%
2	40%
3	60%
4	80%
5	100%

(ii) Participant not employed prior to June 1, 1997:

Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant who commenced employment with an Employer or an Affiliated Employer on or after June 1, 1997 in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:

IF VESTING YEARS OF SERVICE AS OF THE DATE OF TERMINATION EQUAL:	THE PARTICIPANT’S NONFORFEITABLE PERCENTAGE IS:

4 or less	0%
5 or more	100%

(iii)	New Vesting Schedule Effective January 1, 2008:

Notwithstanding the above, upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:

IF VESTING YEARS OF SERVICE AS OF THE DATE OF TERMINATION EQUAL:	THE PARTICIPANT’S NONFORFEITABLE PERCENTAGE IS:

Less than 3	0%
3 or more	100%”

4.	Section 9.02(c)(ii) is amended in its entirety, effective January 1, 2009, to read as follows:

“(ii)

A Participant shall be deemed to be totally and permanently disabled, for purposes of this subsection when on the basis of medical evidence satisfactory to the Company he is found to be wholly and permanently prevented from engaging in any occupation or employment for wage or profit as a result of bodily injury or disease, either occupational or non-occupational in cause, provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of the Plan if his disability resulted from an intentional self-inflicted injury, or a hostile act of a foreign power, or resulted from service in the Armed Forces of any country, unless his benefits could first commence on or after January 1, 1989, and he has accumulated five (5) Years of Credited Service since such hostile act or since leaving service in such Armed Forces.”

5.	Schedule G4 is amended effective January 1, 2008, by adding, at the end of Item 7, the following new paragraphs:

“$30.00 multiplied by his years of credited service on or after January 1, 2004.

$32.00 multiplied by his years of credited service on or after January 1, 2005.

$34.00 multiplied by his years of credited service on or after January 1, 2006.

$36.00 multiplied by his years of credited service on or after January 1, 2007.

$38.00 multiplied by his years of credited service on or after January 1, 2008.

$41.00 multiplied by his years of credited service on or after January 1, 2009.”

6.	Schedule J is amended to be updated for certain acquisitions of the Curtiss-Wright Corporation whose Employees are eligible to participate in this Plan:

	a.	Paragraph 34 is added effective January 16, 2009 to read as follows:

		“34.	Nu-Torque

(i)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on January 16, 2009 whose immediate prior service was with Nu-Torque and who was employed by such entity at such date:

(A)

Such an Employee shall be eligible to participate in the Plan as of his or her date of hire, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(B)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Nu-Torque immediately prior to its acquisition by Curtiss-Wright Corporation.

(ii)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Nu-Torque, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

b.	Paragraph 35 is added effective March 6, 2009 to read as follows:

	“35.	EST Group

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on March 6, 2009 whose immediate prior service was with EST Group and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of July 1, 2009, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with EST Group immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of EST Group, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

c.	Paragraph 36 is added effective May 15, 2009 to read as follows:

	“36.	Northeast Technology Corporation (NETCO)

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 15, 2009 whose immediate prior service was with Northeast Technology Corporation (NETCO) and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of his or her date of hire, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Northeast Technology Corporation (NETCO) immediately prior to its acquisition by Curtiss-Wright Corporation.

		(b)	Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of

Northeast Technology Corporation (NETCO), who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

d.	Paragraph 37 is added effective June 19, 2009 to read as follows:

	“37.	Modumend, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on June 19, 2009 whose immediate prior service was with Modumend, Inc. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of his or her date of hire, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Modumend, Inc. immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Modumend, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

The EMD component of the Plan is amended, effective January 1, 2008, in the following respects:

1.	Paragraph 29 of section 1 is amended in its entirety to read as follows:

“‘Non-Vested Employee’ means an Employee who has less than 5 years of Eligibility Service. If the Employee is eligible for a Cash Balance benefit under Article 4 of the Curtiss-Wright Corporation Retirement Plan, ‘Non-Vested Employee’ means an Employee who has less than 3 years of Eligibility Service.”

2.	Paragraph 40 of Section 1 is amended in its entirety to read as follows:

“‘Vested Employee’ means an Employee who has completed 5 years or more of Eligibility Service, or a former Employee who satisfied the vesting requirements of the Plan or the Predecessor Plan which were in effect at the time he ceased to accrue Eligibility Service, provided this sentence shall be effective September 1, 1988. If the Employee is eligible for a Cash Balance benefit under Article 4 of the Curtiss-Wright

Corporation Retirement Plan, ‘Vested Employee’ means an Employee who has completed 3 years or more of Eligibility Service.”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of ____________________, 2009.

Curtiss-Wright Corporation
Administrative Committee

By:

Date: